Exhibit 99.1
SUPPLEMENTAL ANALYST PACKAGE 4Q2005 Earnings Conference Call 1/24/2006 City of Hamburg AMB Port of Hamburg 5 AMB Port of Hamburg 3 AMB Port of Hamburg 2 AMB Port of Hamburg 1

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call TABLE OF CONTENTS Financial Highlights. 1 Consolidated Balance Sheets 2 Consolidated Statements of Operations. 3 Consolidated Statements of Funds from Operations. 4 Adjusted EBITDA and Coverage Ratios. 5 Supplemental Cash Flow Information. 6 Industrial Operating and Leasing Statistics. 7 Industrial Market Operating Statistics 8 Industrial Portfolio Overview 9 Unconsolidated Industrial Portfolio Overview. 10 Industrial Lease Expirations. 11 Top 25 Customers 12 Historical Industrial Operating and Leasing Statistics 13 Acquisitions 14 Operating Property Dispositions 15 Private Capital Joint Venture Activity 16 New Development & Renovation Projects 17 Development & Renovation Projects in Process 18 Stabilized Development & Renovation Projects 20 Development Projects Available for Sale or Contribution and Sold or Contributed Projects 21 Capitalization Summary 22 Co-Investment Consolidated Joint Ventures. 23 Other Consolidated Joint Ventures 24 Unconsolidated Joint Ventures, Mortgage Investments and Other Investments. 25 Reporting Definitions 26 Supplemental Financial Measures Disclosures. 27 AMB Property Corporation Contacts. 28 Cover: AMB entered the Hamburg market with the acquisition of three existing facilities and one development project totaling 801,825 square feet. Hamburg is Europe’s second largest seaport, largest rail container-handling center and is served by a high-quality motorway network. i

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call FINANCIAL HIGHLIGHTS (dollars in thousands, except share data) Quarters Ended December 31, Years Ended December 31, 2005 Change 2004 2005 Change 2004 Operating Data Revenues $200,348 28.1% $156,353 $676,149 14.1% $592,429 Adjusted EBITDA (1) 192,852 49.4% 129,121 584,134 19.1% 490,630 Net income available to common stockholders 139,144 147.8% 56,152 250,419 111.6% 118,340 FFO (2) 107,743 91.4% 56,285 254,363 22.7% 207,314 Per diluted share and unit: EPS $1.56 140.0% $0.65 $2.85 105.0% $1.39 FFO (2) 1.15 85.5% 0.62 2.75 19.6% 2.30 Dividends per common share 0.44 3.5% 0.425 1.76 3.5% 1.70 Ratios Interest coverage (1) 4.3 x 3.2 x 3.4 x 3.0 x Fixed charge coverage (1) 3.3 x 2.4 x 2.6 x 2.3 x FFO payout 38% 69% 64% 74% As of December 31, 2005 September 30, 2005 June 30, 2005 March 31, 2005 December 31, 2004 Capitalization AMB’s share of total debt (3) $2,601,878 $2,641,073 $2,573,040 $2,527,494 $2,395,046 Preferred equity 467,325 392,325 392,325 392,325 392,325 Market equity 4,435,696 4,035,177 3,862,441 3,338,920 3,554,108 Total capitalization $7,504,899 $7,068,575 $6,827,806 $6,258,739 $6,341,479 Ratios AMB’s share of total debt-to-AMB’s share of total book capitalization (3) (4) 53.3% 55.8% 55.4% 55.1% 54.0% AMB’s share of total debt-to-AMB’s share of total market capitalization (3) (5) 34.7% 37.4% 37.7% 40.4% 37.8% Total common shares and units outstanding 90,211,430 89,870,295 88,934,860 88,683,130 87,994,744 (1) See the footnotes to the Adjusted EBITDA and Coverage Ratios. (2) See the footnotes to the Consolidated Statements of Funds from Operations. (3) See Supplemental Financial Measures Disclosures for a discussion of why management believes the Company’s share of total debt is a useful supplemental measure for its management and investors, of ways to use this measure when assessing the Company’s financial performance, and the limitations of the measure as a measurement tool. (4) See Reporting Definitions for definition of “AMB’s share of total debt-to-AMB’s share of total book capitalization.” (5) See Reporting Definition for definition of “AMB’s share of total debt-to-AMB’s share of total market capitalization.” 1

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call CONSOLIDATED BALANCE SHEETS (dollars in thousands) As of December 31, 2005 September 30, 2005 June 30, 2005 March 31, 2005 December 31, 2004 Assets Investments in real estate: Total investments in properties $6,798,294 $6,898,824 $6,680,432 $6,608,737 $6,526,144 Accumulated depreciation (697,388) (721,892) (683,679) (652,085) (615,646) Net investments in properties 6,100,906 6,176,932 5,996,753 5,956,652 5,910,498 Investments in unconsolidated joint ventures 118,653 115,624 121,000 105,127 55,166 Properties held for contribution, net 32,755 80,245 — - - Properties held for divestiture, net 17,936 45,742 75,472 49,455 87,340 Net investments in real estate 6,270,250 6,418,543 6,193,225 6,111,234 6,053,004 Cash and cash equivalents 267,233 162,437 169,471 215,068 146,593 Mortgages and loans receivable 21,621 21,652 21,682 21,710 13,738 Accounts receivable, net 178,682 158,000 173,360 135,768 109,028 Other assets 64,953 75,605 66,633 71,304 64,580 Total assets $6,802,739 $6,836,237 $6,624,371 $6,555,084 $6,386,943 Liabilities and Stockholders’ Equity Secured debt $1,912,526 $2,051,480 $1,843,861 $1,915,702 $1,892,524 Unsecured senior debt securities 975,000 1,003,940 1,003,940 1,003,940 1,003,940 Unsecured debt 23,963 24,175 8,710 8,869 9,028 Unsecured credit facilities 490,072 472,291 549,397 422,616 351,699 Accounts payable and other liabilities 263,744 262,425 242,944 258,159 262,286 Total liabilities 3,665,305 3,814,311 3,648,852 3,609,286 3,519,477 Minority interests: Joint venture partners 853,643 933,262 906,527 884,188 828,622 Preferred unitholders 278,378 278,378 278,378 278,378 278,378 Limited partnership unitholders 89,114 86,719 89,601 89,377 89,326 Total minority interests 1,221,135 1,298,359 1,274,506 1,251,943 1,196,326 Stockholders’ equity: Common equity 1,740,751 1,620,363 1,597,809 1,590,651 1,567,936 Preferred equity 175,548 103,204 103,204 103,204 103,204 Total stockholders’ equity 1,916,299 1,723,567 1,701,013 1,693,855 1,671,140 Total liabilities and stockholders’ equity $6,802,739 $6,836,237 $6,624,371 $6,555,084 $6,386,943

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call CONSOLIDATED STATEMENTS OF OPERATIONS (dollars in thousands, except share data) For the Quarters Ended For the Years Ended December 31, December 31, 2005 2004 2005 2004 Revenues Rental revenues $168,926 $151,535 $632,207 $579,534 Private capital income (1) 31,422 4,818 43,942 12,895 Total revenues 200,348 156,353 676,149 592,429 Costs and expenses Property operating costs (43,321) (38,238) (163,208) (148,258) Depreciation and amortization (43,557) (38,782) (165,438) (141,120) General and administrative (20,343) (13,961) (77,409) (58,843) Fund costs (409) (1,004) (1,482) (1,741) Total costs and expenses (107,630) (91,985) (407,537) (349,962) Operating income 92,718 64,368 268,612 242,467 Other income and expenses Equity in earnings of unconsolidated joint ventures 811 525 10,770 3,781 Other income and expenses, net 3,342 509 6,499 3,758 Gains from dispositions of real estate 176 5,219 19,099 5,219 Development profits, net of taxes 34,489 3,772 54,811 8,528 Interest expense, including amortization (38,445) (36,176) (149,492) (144,882) Total other income and expenses 373 (26,151) (58,313) (123,596) Income before minority interests and discontinued operations 93,091 38,217 210,299 118,871 Minority interests’ share of income: Joint venture partners’ share of income (9,349) (7,774) (36,398) (29,544) Joint venture partners’ share of development profits (3,366) (64) (13,492) (958) Preferred unitholders (5,369) (5,395) (21,473) (20,161) Limited partnership unitholders (2,054) (799) (3,681) (2,615) Total minority interests’ share of income (20,138) (14,032) (75,044) (53,278) Income from continuing operations 72,953 24,185 135,255 65,593 Discontinued operations: Income attributable to discontinued operations, net of minority 2,413 4,069 8,999 17,873 Gain from disposition of real estate, net of minority interests 65,817 29,680 113,553 42,005 Total discontinued operations 68,230 33,749 122,552 59,878 Net income 141,183 57,934 257,807 125,471 Preferred stock dividends (2,039) (1,782) (7,388) (7,131) Net income available to common stockholders $139,144 $56,152 $250,419 $118,340 Net income per common share (diluted) $1.56 $0.65 $2.85 $1.39 Weighted average common shares (diluted) 88,981,657 86,263,305 87,873,399 85,368,626 (1) Includes incentive distributions for 2005 of $26.4 million which is net of $2.7 million which has been deferred. 3

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS (1) (dollars in thousands, except share data) For the Quarters Ended For the Years Ended December 31, December 31, 2005 2004 2005 2004 Net income $141,183 $57,934 $257,807 $125,471 Gains from disposition of real estate, net of minority interests (2) (65,993) (34,899) (132,652) (47,224) Depreciation and amortization: Total depreciation and amortization 43,557 38,782 165,438 141,120 Discontinued operations’ depreciation 2,985 5,837 14,866 26,230 Non-real estate depreciation (949) (363) (3,388) (871) Adjustments to derive FFO from consolidated JVs: Joint venture partners’ minority interests (Net income) 9,349 7,774 36,398 29,544 Limited partnership unitholders’ minority interests (Net income) 2,054 799 3,681 2,615 Limited partnership unitholders’ minority interests (Development profits) 1,704 213 2,262 435 Discontinued operations’ minority interests (Net income) 1,711 3,075 8,502 13,549 FFO attributable to minority interests (27,641) (22,020) (100,275) (80,192) Adjustments to derive FFO from unconsolidated JVs: AMB’s share of net income (811) (525) (10,770) (3,781) AMB’s share of FFO 2,633 1,460 14,441 7,549 AMB’s share of development profits, net of taxes — - 5,441 - Preferred stock dividends (2,039) (1,782) (7,388) (7,131) Funds from operations $107,743 $56,285 $254,363 $207,314 FFO per common share and unit (diluted) $1.15 $0.62 $2.75 $2.30 Weighted average common shares and units (diluted) 93,422,964 91,003,313 92,508,725 90,120,250 (1) See Supplemental Financial Measures Disclosures for a discussion of why management believes FFO is a useful supplemental measure of operating performance, of ways in which investors might use FFO when assessing AMB’s financial performance, and of FFO’s limitations as a measurement tool. (2) 2005 includes accumulated depreciation re-capture of approximately $1.1 million associated with the sale of the Interstate Crossdock redevelopment project. 4

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call ADJUSTED EBITDA (1) AND COVERAGE RATIOS (dollars in thousands) For the Quarters Ended For the Years Ended December 31, December 31, 2005 2004 2005 2004 Net income $141,183 $57,934 $257,807 $125,471 Depreciation and amortization 43,557 38,782 165,438 141,120 Stock-based compensation amortization 2,673 2,501 12,296 10,444 Adjustments to derive adjusted EBITDA from unconsolidated JVs: AMB’s share of net income (811) (525) (10,770) (3,781) AMB’s share of FFO (2) 2,633 1,460 14,441 7,549 AMB’s share of interest expense 2,833 953 9,021 3,927 AMB’s share of development profits, net of taxes — - 5,441 - Interest expense, including amortization 38,445 36,176 149,492 144,882 Total minority interests’ share of income 20,138 14,032 75,044 53,278 Total discontinued operations, including gains (68,406) (38,968) (141,651) (65,097) Discontinued operations’ adjusted EBITDA 10,607 16,776 47,575 72,837 Adjusted EBITDA $192,852 $129,121 $584,134 $490,630 Interest Interest expense, including amortization — continuing operations $38,445 $36,176 $149,492 $144,882 Interest expense, including amortization — discontinued operations 3,498 3,795 15,208 15,185 AMB’s share of interest expense from unconsolidated JVs 2,833 953 9,021 3,927 Total interest $44,776 $40,924 $173,721 $163,994 Interest coverage (3) 4.3 x 3.2 x 3.4 x 3.0 x Fixed charge Interest expense, including amortization — continuing operations $38,445 $36,176 $149,492 $144,882 Amortization of financing costs and debt premiums — continuing operations (1,643) (688) (4,172) (1,433) Interest expense, including amortization — discontinued operations 3,498 3,795 15,208 15,185 Amortization of financing costs and debt premiums — discontinued operations (122) (120) (482) 988 AMB’s share of interest expense from unconsolidated JVs 2,833 953 9,021 3,927 Capitalized interest 7,575 6,875 29,503 18,687 Preferred unit distributions 5,369 5,395 21,473 20,161 Preferred stock dividends 2,039 1,782 7,388 7,131 Total fixed charge $57,994 $54,168 $227,431 $209,528 Fixed charge coverage (4) 3.3 x 2.4 x 2.6 x 2.3 x (1) See Supplemental Financial Measures Disclosures for a discussion of why management believes adjusted EBITDA is a useful supplemental measure of operating performance and liquidity, of ways in which investors might use adjusted EBITDA when assessing AMB’s financial performance, and of adjusted EBITDA’s limitations as a measurement tool. (2) See Supplemental Financial Measures Disclosures for a discussion of why management believes FFO is a useful supplemental measure of operating performance, of ways in which investors might use FFO when assessing AMB’s financial performance, and of FFO’s limitations as a measurement tool. (3) See Reporting Definitions for interest coverage and Supplemental Financial Measures Disclosures for a discussion of why management believes interest coverage is a useful supplemental measure of liquidity. (4) See Reporting Definitions for fixed charge coverage and Supplemental Financial Measures Disclosures for a discussion of why management believes fixed charge coverage is a useful supplemental measure of liquidity. 5

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call SUPPLEMENTAL CASH FLOW INFORMATION (dollars in thousands) For the Quarters Ended For the Years Ended December 31, December 31, 2005 2004 2005 2004 Supplemental Information: Straight-line rents and amortization of lease intangibles $4,273 $4,320 $19,523 $16,281 AMB’s share of straight-line rents and amortization of lease intangibles $3,681 $2,530 $13,490 $11,107 Gross lease termination fees $3,897 $2,353 $5,269 $11,428 Net lease termination fees (1) $3,646 $2,127 $4,912 $10,221 AMB’s share of net lease termination fees $906 $1,623 $2,167 $7,099 AMB’s share of unconsolidated JV’s NOI (2) $7,193 $2,204 $26,197 $10,859 JV Partners’ share of cash basis NOI (2) $43,149 $34,824 $156,392 $123,881 Discontinued operations’ NOI — Held for Sale (2) $187 $154 $655 $759 Discontinued operations’ NOI — Sold (2) $10,520 $16,474 $46,939 $71,941 Stock-based compensation amortization $2,673 $2,501 $12,296 $10,444 Capitalized interest $7,575 $6,875 $29,503 $18,687 Recurring capital expenditures: Tenant improvements $6,382 $9,464 $22,443 $26,728 Lease commissions and other lease costs 5,119 6,848 20,957 24,247 Building improvements 9,270 8,659 28,050 20,756 Sub-total 20,771 24,971 71,450 71,731 JV Partners’ share of capital expenditures (4,394) (6,438) (17,351) (18,059) AMB’s share of recurring capital expenditures $16,377 $18,533 $54,099 $53,672 (1) Net lease termination fees are defined as gross lease termination fees less the associated straight-line rent balance. (2) See Supplemental Financial Measures Disclosures for a discussion of why management believes NOI is a useful supplemental measure for our management and investors, of ways to use this measure when assessing financial performance, and the limitations of the measure as a measurement tool. 6

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call CONSOLIDATED INDUSTRIAL OPERATING AND LEASING STATISTICS (dollars in thousands, except per square foot amounts) Year-to- Year-to-Operating Portfolio (1) Quarter Date Same Store Pool(2) Quarter Date Square feet owned at December 31, 2005 (3) 87,772,104 87,772,104 Square feet in same store pool at December 31, 2005 72,452,609 72,452,609 Occupancy percentage at December 31, 2005 95.8% 95.8% % of total consolidated industrial square feet 82.5% 82.5% Weighted average lease terms: Original 6.1 years 6.1 years Occupancy percentage at period end: Remaining 3.3 years 3.3 years December 31, 2005 95.6% 95.6% December 31, 2004 95.2% 95.2% Tenant retention 66.1% 64.2% Tenant retention 60.8% 63.7% Same Space Leasing Activity: (4) Rent increases (decreases) on renewals and rollovers (4.3%) (9.7%) Rent increases (decreases) on renewals and rollovers (4.6%) (9.8%) Same space square footage commencing (millions) 3.8 13.6 Same space square footage commencing (millions) 3.4 13.0 2nd Generation Leasing Activity: Cash basis NOI % change: (5) TIs and LCs per square foot: Revenues 4.1% 0.0% Retained $1.26 $1.60 Expenses 0.9% (0.2%) Re-tenanted 2.76 3.03 NOI (5) 5.2% 0.1% Weighted average $2.16 $2.34 NOI without lease termination fees (5) 3.5% 0.9% Square footage commencing (millions) 5.3 18.5 (1) Includes all consolidated industrial operating properties and excludes industrial development and renovation projects. Excludes retail and other properties’ square feet of 0.3 million with occupancy of 98.7% and annualized base rent of $1.7 million. (2) The same store pool excludes properties purchased and developments stabilized after December 31, 2003. See Reporting Definitions. (3) In addition to owned square feet as of December 31, 2005, the Company managed, but did not have an ownership interest in, approximately 0.4 million additional square feet of industrial and other properties. The Company also managed approximately 1.3 million square feet of industrial properties representing the IAT portfolio on behalf of the IAT Air Cargo Facilities Income Fund. The Company also has investments in 12.8 million square feet of industrial operating properties through its investments in unconsolidated joint ventures. (4) Consists of second generation leases renewing or re-tenanting with current and prior lease terms greater than one year. (5) See Supplemental Financial Measures Disclosures for a discussion of why management believes NOI is a useful supplemental measure for our management and investors, of ways to use this measure when assessing financial performance, and the limitations of the measure as a measurement tool. 7

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call CONSOLIDATED INDUSTRIAL MARKET OPERATING STATISTICS (1) As of December 31, 2005 Total No. New San North U.S. Hub and TotalTotal/ Dallas/ Los Jersey/ Francisco American Gateway Other Weighted Atlanta Chicago Ft. Worth Angeles (2) New York Bay Area Miami Seattle On-Tarmac (3) Markets Markets Average Number of buildings 45 99 35 135 117 118 49 50 34 682 194 876 Rentable square feet 4,416,190 9,770,876 3,515,054 13,104,346 9,370,830 11,147,409 5,015,247 6,952,127 2,674,136 65,966,215 21,805,889 87,772,104 % of total rentable square feet 4.9% 11.1% 4.0% 14.9% 10.7% 12.7% 5.7% 7.9% 3.0% 74.9% 25.1% 100.0% Occupancy percentage 95.2% 94.5% 91.5% 98.6% 96.8% 95.9% 98.3% 95.6% 95.0% 96.2% 94.6% 95.8% Annualized base rent (000’s) $18,473 $45,249 $12,311 $80,542 $67,212 $69,704 $36,207 $31,124 $45,296 $406,118 $121,194 $527,312 % of total annualized base rent 3.5% 8.6% 2.3% 15.3% 12.6% 13.2% 6.9% 5.9% 8.6% 76.9% 23.1% 100.0% Number of leases 176 196 118 373 325 335 236 199 234 2,192 679 2,871 Annualized base rent per square foot $4.39 $4.90 $3.83 $6.23 $7.41 $6.52 $7.34 $4.68 $17.83 $6.40 $5.87 $6.27 Lease expirations as a % of ABR: (4) 2006 25.1% 28.7% 9.4% 19.5% 14.9% 9.8% 17.9% 17.2% 17.0% 17.4% 12.1% 16.2% 2007 12.7% 26.7% 14.1% 13.7% 13.2% 15.5% 20.1% 18.2% 7.9% 15.7% 13.0% 15.1% 2008 24.2% 10.9% 19.3% 23.7% 10.6% 16.6% 12.1% 13.7% 11.7% 15.7% 13.3% 15.2% Weighted average lease terms: Original 5.1 years 4.5 years 5.8 years 6.0 years 6.8 years 5.6 years 5.4 years 6.0 years 8.6 years 5.8 years 6.9 years 6.1 years Remaining 2.7 years 2.4 years 3.7 years 3.2 years 3.6 years 2.9 years 3.3 years 3.0 years 4.9 years 3.1 years 3.9 years 3.3 years Tenant retention: Quarter 96.6% 97.5% 85.0% 21.8% 13.9% 62.2% 76.1% 26.0% 83.6% 68.1% 56.0% 66.1% Year-to-date 89.3% 82.1% 62.2% 48.6% 41.3% 67.6% 68.4% 53.2% 80.7% 64.5% 63.1% 64.2% Rent increases on renewals and rollovers: Quarter (5.2%) 0.2% (6.4%) (4.0%) (8.3%) (14.6%) (0.9%) 9.1% 6.7% (3.9%) (5.8%) (4.3%) Same space SF leased 426,728 733,877 271,284 316,071 270,250 449,978 329,653 147,427 126,674 3,071,942 769,692 3,841,634 Year-to-date (3.0%) 0.7% (6.0%) 1.6% 1.4% (41.0%) 1.3% (3.2%) 2.2% (10.8%) (4.3%) (9.7%) Same space SF leased 888,881 1,822,495 698,886 2,371,014 900,336 2,089,998 1,078,385 819,959 362,528 11,032,482 2,574,944 13,607,426 Same store cash basis NOI % change: (5) Quarter 3.9% (18.4%) (21.6%) 8.3% 41.3% (2.8%) 21.0% 9.3% 12.1% 6.3% 1.2% 5.2% Year-to-date (3.5%) (5.1%) (2.4%) 3.5% 17.6% (11.2%) 4.8% 7.0% 4.4% 0.6% (1.9%) 0.1% Sq. feet owned in same store pool (6) 3,843,330 7,104,452 3,374,894 11,510,097 6,517,164 10,587,804 4,236,006 6,117,008 2,556,891 55,847,646 16,604,963 72,452,609 AMB’s pro rata share of square feet (7) 2,533,993 8,671,069 2,552,038 10,633,857 5,315,216 8,562,343 4,262,752 3,763,649 2,530,524 48,825,441 18,341,161 67,166,602 Total market square footage (8) 5,422,133 14,431,125 3,737,334 17,930,364 9,853,611 11,551,326 5,671,847 7,718,372 3,930,038 80,246,150 34,708,482 114,954,632 (1) Includes all industrial consolidated operating properties and excludes industrial development and renovation projects. (2) The Company also has a 19.9 acre parking lot with 2,720 parking spaces and 12 billboard signs in the Los Angeles market immediately adjacent to LAX. (3) Includes domestic on-tarmac cargo facilities at 14 airports. (4) See Reporting Definitions. (5) See Supplemental Financial Measures Disclosures for a discussion of why management believes NOI is a useful supplemental measure for our management and investors, of ways to use this measure when assessing the Company’s financial performance, and the limitations of the measure as a measurement tool. (6) Same-store pool at Decem ber 31, 2005, excludes properties or developments stabilized after December 31, 2003. (7) Calculated as AMB’s pro rata share of square feet on consolidated and unconsolidated operating properties. (8) Total market square footage includes industrial and retail operating properties, development properties, unconsolidated properties (100% SF), and properties managed for third parties. 8

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call CONSOLIDATED INDUSTRIAL PORTFOLIO OVERVIEW As of December 31, 2005 Number Rentable % of Total Annualized % of Total Annualized of Square Rentable Occupancy Base Rent Annualized Number Base Rent per Buildings Feet Square Feet Percentage (000’s) Base Rent of Leases Square Foot Domestic Hub Markets 682 65,966,215 74.9% 96.2% $406,118 76.9% 2,192 $6.40 Other Markets Domestic Target Markets Austin 8 1,558,757 1.8 93.9 8,371 1.6 29 5.72 Baltimore/Washington DC 36 2,809,554 3.2 98.2 18,689 3.5 133 6.77 Boston 40 5,288,268 6.0 91.1 31,694 6.0 100 6.58 Minneapolis 29 3,707,692 4.2 98.0 15,912 3.0 136 4.38 Subtotal/Weighted Average 113 13,364,271 15.2 94.8 74,666 14.1 398 5.89 Domestic Non-Target Markets Charlotte 21 1,317,864 1.6 83.7 5,518 1.0 65 5.00 Columbus 1 240,000 0.3 100.0 720 0.1 3 3.00 Houston 1 410,000 0.5 100.0 2,531 0.5 1 6.17 Memphis 17 1,883,845 2.2 91.4 8,744 1.7 47 5.08 New Orleans 5 410,839 0.5 98.3 2,004 0.4 51 4.96 Orlando 16 1,424,748 1.7 96.4 6,250 1.2 75 4.55 San Diego 5 276,167 0.3 85.4 1,911 0.4 19 8.10 Subtotal/Weighted Average 66 5,963,463 7.1 92.0 27,678 5.3 261 5.04 International Target Markets (1) Amsterdam, Netherlands 5 476,972 0.5 100.0 4,608 0.9 5 9.66 Frankfurt, Germany 1 166,917 0.2 100.0 1,980 0.4 1 11.86 Hamburg, Germany 3 397,963 0.4 99.1 3,153 0.6 6 7.99 Lyon, France 1 262,491 0.3 100.0 1,452 0.3 2 5.53 Paris, France 4 1,022,063 1.2 100.0 7,125 1.4 4 6.97 Shanghai, China 1 151,749 0.2 100.0 532 0.1 2 3.51 Subtotal/Weighted Average 15 2,478,155 2.8 99.9 18,850 3.7 20 7.61 Total Other Markets 194 21,805,889 25.1 94.6 121,194 23.1 679 5.87 Total/Weighted Average 876 87,772,104 100.0% 95.8% $527,312 100.0% 2,871 $6.27 (1) Annualized base rent for leases denominated in foreign currencies is translated using the currency exchange rate at December 31, 2005. 9

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call UNCONSOLIDATED INDUSTRIAL PORTFOLIO OVERVIEW As of December 31, 2005 Number Rentable Annualized % of Total Annualized of Square Occupancy Base Rent Annualized Base Rent per Buildings Feet Percentage (000’s) Base Rent Square Foot Domestic Hub Markets Atlanta 7 407,028 75.7% $1,719 2.9% $5.58 Chicago 36 4,046,721 84.0 15,024 25.1 4.42 Los Angeles 10 3,312,452 100.0 13,373 22.4 4.04 No. New Jersey/New York City 1 212,335 100.0 828 1.4 3.90 Subtotal/Weighted Average 54 7,978,536 90.6 30,944 51.8 4.28 Domestic Target Markets 6 474,172 100.0 1,928 3.2 4.07 Domestic Non-Target Markets 9 1,232,799 91.1 3,939 6.6 3.51 International Target Markets (1) Guadalajara, Mexico 6 931,873 98.1 4,838 8.1 5.29 Mexico City, Mexico 4 960,534 100.0 6,037 10.1 6.29 Tokyo, Japan 7 1,201,698 98.5 12,087 20.2 10.22 Subtotal/Weighted Average 17 3,094,105 98.8 22,962 38.4 7.51 Total/Weighted Average 86 12,779,612 93.0% $59,773 100.0% $5.03 COMBINED INDUSTRIAL PORTFOLIO SUMMARY (2) Number Rentable Annualized % of Total Annualized of Square Occupancy Base Rent Annualized Base Rent per Buildings Feet Percentage (000’s) Base Rent Square Foot Domestic Hub Markets 736 73,944,751 95.6% $437,062 74.5% $6.18 Domestic Target 119 13,838,443 95.0 76,594 13.0 5.82 Domestic Non-Target 75 7,196,262 91.9 31,617 5.4 4.78 International 32 5,572,260 99.2 41,812 7.1 7.56 Total/Weighted Average 962 100,551,716 95.5% $587,085 100.0% $6.12 (1) Annualized base rent for leases denominated in foreign currencies is translated using the currency exchange rate at December 31, 2005. (2) Includes all consolidated and unconsolidated industrial operating properties on a 100% basis. Excludes retail and other properties’ square feet of 0.3 million and 1.3 million square feet of industrial properties representing the IAT portfolio. 10

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call CONSOLIDATED INDUSTRIAL LEASE EXPIRATIONS (1) As of December 31, 2005 (dollars in thousands) % of Square Annualized Annualized Feet Base Rent (2) Base Rent 2006 14,814,362 $89,922 16.2% 2007 14,245,738 83,898 15.1% 2008 14,095,709 84,259 15.2% 2009 11,726,525 70,944 12.8% 2010 10,368,286 77,179 13.9% 2011 6,097,520 43,935 7.9% 2012 3,983,288 35,548 6.4% 2013 1,397,167 14,630 2.6% 2014 3,508,245 24,318 4.4% 2015 and beyond 3,943,343 31,404 5.5% Total 84,180,183 $556,037 100.0% (1) Schedule includes spaces that expire on or after December 31, 2005. Schedule also includes leases in month-to-month and hold-over status totaling 3.7 million square feet. (2) Calculated as monthly rent at expiration multiplied by 12. Non-U.S. Dollar projects are converted to U.S. Dollars using the budgeted exchange rate at expiration. 11

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call TOP 25 CUSTOMERS As of December 31, 2005 (dollars in thousands) Percentage of Percentage of Aggregate Aggregate Aggregate Rentable Leased Annualized Annualized Customer Name (1) Number of Leases Square Feet Square Feet (2) Base Rent (3) Base Rent (4) United States Government (5) (6) 49 1,118,282 1.3% $19,576 3.7% FedEx Corporation 27 1,359,559 1.5% 14,130 2.7% Deutsche Post World Net 44 1,727,890 2.0% 13,753 2.6% Harmonic Inc. 4 285,480 0.3% 6,674 1.3% City and County of San Francisco 1 559,605 0.6% 5,714 1.1% La Poste 2 854,427 1.0% 5,424 1.0% Expeditors International 7 1,041,773 1.2% 5,115 1.0% Worldwide Flight Services 12 318,959 0.4% 3,870 0.7% UPS 13 549,994 0.6% 3,812 0.7% International Paper Company 6 473,399 0.5% 3,800 0.7% Panalpina, Inc. 7 572,935 0.7% 3,542 0.7% Forward Air Corporation 8 475,954 0.5% 3,416 0.6% Nippon Express USA 5 429,040 0.5% 3,361 0.6% Ahold NV 5 644,571 0.7% 2,837 0.5% Elmhult Limited Partnership 5 760,253 0.9% 2,686 0.5% Virco Manufacturing Corporation 1 559,000 0.6% 2,566 0.5% BAX Global Inc 7 169,531 0.2% 2,561 0.5% Aeroground Inc. 6 201,367 0.2% 2,555 0.5% United Air Lines Inc 5 118,825 0.1% 2,456 0.5% Applied Materials, Inc. 1 290,557 0.3% 2,277 0.4% Iron Mountain Information Management 9 442,041 0.5% 2,126 0.4% Kintetsu World Express 5 167,027 0.2% 2,112 0.4% Eagle Global Logistics, L.P., 7 350,563 0.4% 2,071 0.4% FMI International 1 315,000 0.4% 2,068 0.4% United Liquors, Ltd. 1 440,000 0.5% 2,057 0.4% Total 14,226,032 16.2% $120,559 22.8% (1) Customer(s) may be a subsidiary of or an entity affiliated with the named customer. The Company also holds a lease at our Park One property adjacent to LAX with an ABR of $7,217, which is not included. (2) Computed as aggregate leased square feet divided by the aggregate leased square feet of the industrial, retail and other properties. (3) See Reporting Definitions. (4) Computed as aggregate annualized base rent divided by the aggregate annualized base rent of the industrial, retail and other properties. (5) Apron rental amounts (but not square footage) are included. (6) United States Government includes the United States Postal Service (USPS), United States Customs, United States Department of Agriculture (USDA) and various other U.S. governmental agencies. 12

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call CONSOLIDATED HISTORICAL INDUSTRIAL OPERATING AND LEASING STATISTICS Total Market Square Footage (Annual) Occupancy Percentage (Quarterly) Tenant Retention (Annual) Same Store NOI % Change (Annual) 13

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call ACQUISITIONS For the Quarter ended December 31, 2005 (dollars in thousands) AMB’s Number of Square Month of Acquisition Ownership Property Name Location Buildings Feet Acquisition Cost Percentage Property Acquisitions AMB Alliance Fund III 1. AMB Broadmoor Distribution Chelsea, MA 1 57,800 October $8,369 20% 2. AMB Glendale Lakes Distribution Center Glendale Heights, IL 2 126,354 November 10,662 20% 3. AMB Line Haul Distribution Center Rancho Cucamonga, CA 2 25,903 December 8,439 20% 4. AMB Lunar Pointe Distribution Eagan, MN 1 116,951 December 7,925 20% 5. AMB Pinewood Distribution Norwood, MA 1 345,026 October 23,619 20% 6. Techridge Bldg 4.2 Austin, TX 1 242,579 December 14,336 15% Subtotal 8 914,613 73,350 AMB-AMS 7. AMB Triton Distribution Center La Mirada, CA 1 203,850 November 15,341 39% AMB — SGP Mexico 8. Arrayanes Industrial Park Guadalajara, Mexico 1 242,306 October 10,642 20% AMB Property Corporation 9. AMB DFW Air Cargo Center I (2) Dallas, TX 1 232,873 December 38,250 100% 10. AMB Juiting Distribution Center I Shanghai, China 1 151,749 November 7,043 100% 11. AMB Port of Hamburg Bldg 5 Hamburg, Germany 1 200,510 December 10,545 100% 12. AMB Port of Hamburg Bldgs 2&3 Hamburg, Germany 2 197,453 December 23,673 94% Subtotal 5 782,585 79,511 Total Fourth Quarter Property Acquisitions 15 2,143,354 $178,844 (1) 56% Weighted Average Stabilized Cap Rate GAAP/Cash 7.6%/7.3% Total Year-to-Date Property Acquisitions 41 6,893,820 $555,033 49% Weighted Average Stabilized Cap Rate GAAP/Cash 7.4%/7.1% Other Acquisitions None n/a n/a n/a n/a Total Fourth Quarter Other Acquisitions n/a n/a n/a n/a Total Year-to-Date Other Acquisitions — - $48,635 41% Total Year-to-Date Acquisitions $603,668 48% (1) Represents the total expected investment, including closing costs and estimated acquisition capital of $2.8 million. (2) The Company received a distribution of AMB DFW Air Cargo Center I as a portion of its proceeds from the sale of the assets of AMB Institutional Alliance Fund I. 14

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call OPERATING PROPERTY DISPOSITIONS For the Quarter ended December 31, 2005 (dollars in thousands) Number of AMB’s Buildings Square Month of Disposition Ownership Property Name Location or Centers Feet Disposition Price Percentage 1. Edenvale Business Center Eden Prairie, MN 1 85,857 November $5,100 100% 2. Dilworth Dallas, TX 1 163,369 November 5,065 100% 3. Portland Industrial Portfolio Portland, OR 5 676,104 November 45,918 100% 4. AMB Core Markets (Alliance Fund I) (1) Various 100 5,829,117 December 618,450 21% Total Fourth Quarter Dispositions 107 6,754,447 $674,533 28% Weighted Average Stabilized Cash Cap Rate 6.2% Total Year-to-Date Dispositions 143 9,253,413 $926,582 42% Weighted Average Stabilized Cash Cap Rate 6.6% (1) The sale of the assets of AMB Institutional Alliance Fund I includes the distribution of AMB DFW Air Cargo Center I, valued at approximately $38.25 million, to the Company and the separate transfer of certain other assets, valued at approximately $9.5 million, to a third-party. 15

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call CONTRIBUTIONS TO PRIVATE CAPITAL JOINT VENTURES For the Quarter ended December 31, 2005 (dollars in thousands) AMB’s Retained Number of Square Contribution Ownership Property Contributions Location Buildings Feet Value Percentage None n/a n/a n/a n/a n/a Total Fourth Quarter Property Contributions — — $- n/a Weighted Average Stabilized Cash Cap Rate Total Year-to-Date Property Contributions 7 1,306,858 $130,500 20% Weighted Average Stabilized Cash Cap Rate 7.5% 16

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call NEW DEVELOPMENT & RENOVATION PROJECTS For the Quarter ended December 31, 2005 (dollars in thousands) Estimated Estimated AMB’s Estimated Square Total Ownership Projects Location Developer Stabilization Feet Investment (1) Percentage 1. AMB Kashiwa DC-1 Kashiwa, Japan AMB Blackpine Q4 06 221,477 $23,900 100% 2. AMB Horizon Creek - Bldg 300 Atlanta, GA Seefried Properties Q2 07 190,923 9,000 100% 3. Agave — Bldg 2 Mexico City, Mexico G. Accion Q2 07 259,473 14,800 98% 4. AMB Douglassingel Distribution Center Amsterdam, Netherlands Austin Q3 07 148,994 20,200 100% 5. AMB DFW Logistics Center 1 Dallas, TX AMB Q3 07 113,640 5,400 100% 6. AMB Des Plaines Logistics Center Des Plaines, IL AMB Q3 07 125,080 12,400 100% 7. AMB Port of Hamburg 1 Hamburg, Germany BUSS Ports + Logistics Q3 07 403,862 33,100 94% 8. Civic Center Corporate Park Torrance, CA AMB Q4 07 161,785 25,900 100% 9. AMB Valley Distribution Center Auburn , WA AMB Q1 08 766,245 42,700 100% Total Fourth Quarter New Projects 2,391,479 $187,400 99% Weighted Average Estimated Stabilized Yield (2) 7.6% Total Year-to-Date New Projects 6,955,771 $522,400 95% Weighted Average Estimated Stabilized Yield (2) 7.9% (1) Represents total estimated cost of renovation, expansion, or development, including initial acquisition costs, third party developer earnouts (if triggered by stabilization) and associated carry costs. The estimates are based on the Company’s current estimates and forecasts and are subject to change. Non-U.S. Dollar investments are translated to U.S. Dollars using the exchange rate at December 31, 2005. (2) Yields exclude value-added conversion projects and are calculated on an after tax basis for international projects. See Reporting Definitions. 17

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call DEVELOPMENT & RENOVATION PROJECTS IN PROCESS As of December 31, 2005 (dollars in thousands) Estimated Estimated AMB’s Estimated Square Feet Total Ownership Projects Location Developer Stabilization at Stabilization Investment (1) Percentage 2006 Deliveries 1. AMB BRU Air Cargo Center Brussels, Belgium AMB Q1 100,212 $11,600 100% 2. AMB West O’Hare - Bldg 1 El Grove, Village, IL AMB Q1 189,240 15,700 20% 3. AMB West O’Hare — Bldg 2 El Grove, Village, IL AMB Q1 119,808 9,300 20% 4. Narita Air Cargo 1 — Phase 1 Bldg A Tokyo, Japan AMB Blackpine Q1 107,966 11,000 100% 5. Narita Air Cargo 1 — Phase 1 Bldg B Tokyo, Japan AMB Blackpine Q1 564,207 57,500 100% 6. Highway 17 — 50 Broad Street Carlstadt, NJ AMB Q1 120,000 9,100 100% 7. Monarch Commerce Center — Bldg 1 Miramar, FL AMB Q2 71,903 5,600 100% 8. Monarch Commerce Center — Bldg 2 Miramar, FL AMB Q2 32,152 2,400 100% 9. Monarch Commerce Center — Bldg 3 Miramar, FL AMB Q2 37,447 2,800 100% 10. Dulles Commerce Center — Bldg 150 Dulles, VA Seefried Properties Q2 72,600 6,300 20% 11. Dulles Commerce Center — Bldg 200 Dulles, VA Seefried Properties Q2 97,232 7,500 20% 12. AMB Horizon Creek — Bldg 400 Atlanta, GA Seefried Properties Q2 204,256 9,100 100% 13. AMB Ohta Distribution Center Tokyo, Japan AMB Blackpine Q2 789,965 173,300 100% 14. Singapore Airport Logistics Center — Bldg 2 (4) Changi, Airport, Singapore Boustead Projects PTE Q2 254,267 12,000 50% 15. AMB Amagasaki Distribution Center Osaka, Japan AMB Blackpine Q2 973,029 94,100 100% 16. AMB Layline Distribution Center (3) Torrance, CA AMB Q2 298,000 29,000 100% 17. AMB Redlands — Parcel 1 Redlands, CA AMB Q2 699,350 24,800 100% 18. Nash Logistics Center (4) El Segundo, CA IAC Q2 75,000 12,500 50% 19. Spinnaker Logistics (3) Redondo Beach, CA IAC Q2 279,431 30,900 39% 20. Beacon Lakes — Bldg 6 Miami, FL Codina Q3 206,464 12,300 79% 21. Northfield Bldg 700 Dallas, TX Seefried Properties Q3 108,640 6,300 20% 22. Agave — Bldg 4 Mexico City, Mexico G. Accion Q3 217,514 13,600 98% 23. AMB Fokker Logistics Center 1 Amsterdam, Netherlands Delta Group Q3 236,238 27,100 100% 24. AMB Annagem Distribution Centre Toronto, Canada AMB Q4 194,330 12,800 100% 25. AMB Milton 401 Business Park — Bldg 1 Toronto, Canada AMB Q4 373,245 19,300 100% 26. Beacon Lakes — Bldg 10 Miami, FL Codina Q4 192,476 11,500 79% 27. Beacon Lakes Village — Phase 1 Bldg 2E Miami, FL Codina Q4 52,918 5,700 79% 28. Platinum Triangle Land (6) Anaheim, CA AMB Q4 — 33,200 100% 29. AMB Kashiwa DC-1 Kashiwa, Japan AMB Blackpine Q4 221,477 23,900 100% 30. Highway 17 — 55 Madison Street Carlstadt, NJ AMB Q4 150,446 12,000 100% Total 2006 Deliveries 7,039,813 $702,200 90% Leased or Under Contract For Sale/Funded-to-date 50% $592,100 (2) Weighted Average Estimated Stabilized Yield (5) 7.6% Continued on next page (1) Represents total estimated cost of renovation, expansion or development, including initial acquisition costs, third party developer earnouts (if triggered by stabilization) and associated carry costs. The estimates are based on the Company’s current estimates and forecasts and are subject to change. Excludes 1,307 acres of land held for future development or sale (representing a potential 24.3 million square feet) totaling $349.5 million, including acquisition and carry costs. Non-US Dollar investments are translated to US Dollars using the exchange rate at December 31, 2005. (2) AMB’s share of amounts funded to date for 2006, 2007 and 2008 deliveries was $527.2 million, $51.4 million and $23.7 million, respectively, for a total of $602.3 million. (3) Represents a renovation project. See Reporting Definitions. (4) Represents projects in unconsolidated join t ventures. (5) Yields exclude value-added conversion projects and are calculated on an after tax basis for international projects. See Reporting Definitions. (6) Represents a value-added conversion project. See Reporting Definitions. 18

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call DEVELOPMENT & RENOVATION PROJECTS IN PROCESS As of December 31, 2005 (dollars in thousands) (continued) Estimated Estimated AMB’s Estimated Square Feet Total Ownership Projects Location Developer Stabilization at Stabilization Investment (1) Percentage 2007 Deliveries 31. AMB Pearson Logistics Centre 1-Bldg 200 Toronto, Canada AMB Q1 205,518 $14,400 100% 32. AMB Isle d’Abeau Logistics — Bldg C Lyon, France GEPRIM Q1 277,817 18,900 100% 33. AMB Turnberry Distribution VI Roselle, IL AMB Q1 179,400 10,400 20% 34. AMB Frankfurt Logistics Center 556 - Phase II Frankfurt, Germany AMB Q1 102,031 13,400 100% 35. AMB Pearson Logistics Centre — Bldg 100 Toronto, Canada AMB Q2 446,338 28,000 100% 36. AMB Horizon Creek — Bldg 300 Atlanta, GA Seefried Properties Q2 190,923 9,000 100% 37. AMB Gonesse Distribution Center Gonesse, France GEPRIM Q2 590,088 50,000 100% 38. Agave — Bldg 2 Mexico City, Mexico G. Accion Q2 259,473 14,800 98% 39. AMB Douglassingel Distribution Center Amsterdam, Netherlands Austin Q3 148,994 20,200 100% 40. AMB Fokker Logistics Center 2 — Bldg 1 Amsterdam, Netherlands Delta Group Q3 118,375 14,400 100% 41. AMB DFW Logistics Center 1 Dallas, TX AMB Q3 113,640 5,400 100% 42. AMB Des Plaines Logistics Center Des Plaines, IL AMB Q3 125,080 12,400 100% 43. AMB Port of Hamburg 1 Hamburg, Germany BUSS Ports + Logistics Q3 403,862 32,900 94% 44. Civic Center Corporate Park Torrance, CA AMB Q4 161,785 25,900 100% Total 2007 Deliveries 3,323,324 $270,100 96% Leased or Under Contract For Sale/Funded-to-date 0% $56,700 (2) Weighted Average Estimated Stabilized Yield (3) 7.9% 2008 Deliveries 45. AMB Valley Distribution Center Auburn , WA AMB Q1 766,245 $42,700 100% 46. AMB Barajas Logistics Park Madrid, Spain Codina Torimbia Q1 452,841 32,500 80% 47. AMB Fokker Logistics Center 3 Amsterdam, Netherlands Delta Group Q1 313,229 38,900 50% Total 2008 Deliveries 1,532,315 $114,100 77% Leased or Under Contract For Sale/Funded-to-date 0% $32,600 (2) Weighted Average Estimated Stabilized Yield (3) 8.1% Total Scheduled Deliveries 11,895,452 $1,086,400 90% Leased or Under Contract For Sale/Funded-to-date 30% $681,400 (2) Weighted Average Estimated Stabilized Yield (3) 7.7% (1) Represents total estimated cost of renovation, expansion or development, including initial acquisition costs, third party developer earnouts (if triggered by stabilization) and associated carry costs. The estimates are based on the Company’s current estimates and forecasts and are subject to change. Excludes 1,307 acres of land held for future development or sale (representing a potential 24.3 million square feet) totaling $349.5 million, including acquisition and carry costs. Non-US Dollar investments are translated to US Dollars using the exchange rate at December 31, 2005. (2) AMB’s share of amounts funded to date for 2006, 2007 and 2008 deliveries was $527.2 million, $51.4 million and $23.7 million, respectively, for a total of $602.3 million. (3) Yields exclude value-added conversion projects and are calculated on an after tax basis for international projects. See Reporting Definitions 19

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call STABILIZED DEVELOPMENT & RENOVATION PROJECTS For the Quarter ended December 31, 2005 (dollars in thousands) AMB’s Square Total Ownership Projects Placed in Operations Location Developer Feet Investment (1) Percentage 1. Fordyce Distribution Center (3) Carson, CA AMB 250,000 $17,600 20% 2. O’Hare Industrial — 701 Hilltop Drive Itasca, IL Hamilton Partners 60,810 3,000 100% Total Fourth Quarter Placed in Operations 310,810 $20,600 32% Leased/Weighted Average Stabilized Yield (4) 80% 8.1% Total Year-to-Date Placed in Operations 2,466,613 $137,900 38% Leased/Weighted Average Stabilized Yield (4) 98% 8.7% AMB’s Square Total Ownership Projects Placed in Available for Sale or Contribution (2) Location Developer Feet Investment (1) Percentage None n/a n/a n/a n/a n/a Total Fourth Quarter Available for Sale or Contribution — $- n/a Total Year-to-Date Available for Sale or Contribution 1,819,550 $112,800 94% Leased/Weighted Average Stabilized Yield (4) 97% 8.9% (1) Represents total estimated cost of renovation, expansion or development, including initial acquisition costs, third party developer earnouts (if triggered by stabilization) and associated carry costs. The estimates are based on the Company’s current estimates and forecasts and are subject to change. Non-US Dollar investments are translated to US Dollars using the exchange rate at December 31, 2005. (2) Represents projects where development activities have been completed and which the Company intends to sell or contribute within two years of completion. (3) Represents a renovation project. See Reporting Definitions. (4) Yields exclude value-added conversion projects and are calculated on an after tax basis for international projects. See Reporting Definitions. 20

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call DEVELOPMENT PROJECTS AVAILABLE FOR SALE OR CONTRIBUTION AND SOLD OR CONTRIBUTED PROJECTS As of December 31, 2005 (dollars in thousands) Estimated Estimated AMB’s Square Feet Total Ownership Projects Available for Sale or Contribution (2) Location at Completion Investment (1) Percentage 1. Encino Distribution Center Mexico City, Mexico 580,669 $32,800 98% Total Available for Sale or Contribution 580,669 $32,800 98% Funded-to-date $32,800 (3) zB’s AMB’s Recognized Square Gross Ownership Share of Projects Sold or Contributed Location Feet Price Percentage Net Cash Gain 1. Wilsonville Phase II Wilsonville, OR 249,625 $19,882 100% 2. Fisher Farms Land Carol Stream, IL n/a 15,100 100% 3. MN Vacant Land Minneapolis, MN n/a 1,275 100% 4. Interstate Crossdock (4) Teterboro, NJ 616,992 69,500 100% 5. Beacon Lakes — MDX Land (5) Miami, FL n/a 7,832 79% Total Fourth Quarter Sold or Contributed 866,617 $113,589 99% $32,827 Total Year-to-Date Sold or Contributed 1,543,629 $207,715 92% $49,016 (1) Represents total estimated cost of renovation, expansion, or development, including initial acquisition costs, carry and partner earnouts (if triggered by stabilization). The estimates are based on the Company’s current estimates and forecasts and are subject to change. Non-U.S. Dollar investments are translated to U.S. Dollars using the exchange rate at December 31, 2005. (2) Represents projects where development activities have been completed and which the Company intends to sell or contribute within two years of construction completion. (3) AMB’s share of amounts funded to date was $32.1 million. (4) Represents a renovation project. See Reporting Definitions. (5) Represents the final proceeds from a land sale that occurred in the second quarter of 2004. 21

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call CAPITALIZATION SUMMARY As of December 31, 2005 (dollars in thousands, except share price) AMB Joint Unsecured Secured Venture Senior debt Unsecured Credit Total Market Equity Year Debt (1) Debt (1) Securities Debt Facilities (2) Debt Security Shares Price Value 2006 65,369 79,262 75,000 16,280 — 235,911 Common Stock 85,814,905 $49.17 $4,219,519 2007 12,680 58,124 75,000 752 422,602 569,158 LP Units 4,396,525 49.17 216,177 2008 40,705 178,795 175,000 810 67,470 462,780 Total 90,211,430 $4,435,696 2009 5,264 120,551 100,000 873 — 226,688 2010 71,078 116,927 250,000 941 — 438,946 2011 21,573 357,207 75,000 1,014 — 454,794 Preferred Stock and Units (4) 2012 254,996 171,442 — 1,093 — 427,531 Dividend Liquidation 2013 14,773 196,894 — 920 — 212,587 Security Rate Preference 2014 15,066 4,684 — 616 — 20,366 Series D & E preferred units 7.75% $90,789 2015 1,951 61,653 100,000 664 — 164,268 Thereafter 19,004 32,544 125,000 — - 176,548 Series F preferred units 7.95% 10,057 Series H preferred units 8.13% 42,000 Sub-total 522,459 1,378,083 975,000 23,963 490,072 3,389,577 Unamortized premiums 2,577 9,407 — - — 11,984 Series I preferred units 8.00% 25,500 Series J preferred units 7.95% 40,000 Total consolidated debt 525,036 1,387,490 975,000 23,963 490,072 3,401,561 Series K preferred units 7.95% 40,000 AMB’s share of unconsolidated JV Debt (3) Series N preferred units (5) 5.00% 36,479 — 161,120 — - — 161,120 Series L preferred stock 6.50% 50,000 Total debt 525,036 1,548,610 975,000 23,963 490,072 3,562,681 Series M preferred stock 6.75% 57,500 JV partners’ share of Series O preferred stock 7.00% 75,000 consolidated JV debt — (960,803) — - — (960,803) Weighted Average/Total 7.24% $467,325 AMB’s share of total debt (6) $525,036 $587,807 $975,000 $23,963 $490,072 $2,601,878 Weighted average interest rate 4.1% 6.3% 6.2% 8.2% 2.2% 5.3% Capitalization Ratios Weighted average Total debt-to-total market capitalization (6) 42.1% maturity (in years) 5.8 5.7 5.2 3.1 1.6 4.9 AMB’s share of total debt-to-AMB’s share of total market capitalization (6) 34.7% Total debt plus preferred-to-total market capitalization (6) 47.6% AMB’s share of total debt plus preferred-to- AMB’s share of total market capitalization (6) 40.9% (1) AMB secured debt includes debt related to international assets in the amount of $383.0 million. Of this, $250.5 million is associated with assets located in Asia and the remaining $132.5 million is related to assets located in Europe. (2) Represents three credit facilities with total capacity of approximately $897.2 million. Includes $173.1 million, $249.5 million and $67.5 million in Euro, Yen and Canadian dollar based borrowings, respectively, translated to US Dollars using the foreign exchange rates at December 31, 2005. (3) The weighted average interest and maturity for the unconsolidated JV debt were 5.3% and 3.7 years, respectively. (4) Exchangeable under certain circumstances by the unitholder and redeemable at the option of the Company after a specified non-call period, generally five years from issuance. (5) The holders of the Series N Preferred Units exercised their put option on January 15, 2006 at a price equal to $50 per unit, plus all accrued and unpaid distributions. (6) See Reporting Definitions for the Company’s definitions of “total market capitalization,” “AMB’s share of total market capitalization,” “market equity,” and “preferred.” See Supplemental Financial Measures Disclosures for a discussion of why management believes the Company’s share of total debt is a usef ul supplemental measure for its management and investors, of ways to use this measure when assessing the Company’s financial performance, and the limitations of the measure as a measurement tool. 22

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call CO-INVESTMENT CONSOLIDATED JOINT VENTURES As of December 31, 2005 (dollars in thousands) AMB’s Gross JV Partners’ Ownership Number of Square Book Property Share Joint Ventures Percentage Buildings Feet (1) Value (2) Debt of Debt (3) Co-Investment Operating Joint Ventures: AMB Erie (4) 50% 15 1,921,432 $99,722 $40,710 $20,354 AMB Partners II (6) 20% 105 8,618,386 557,461 285,668 229,017 AMB-SGP (7) 50% 74 8,287,007 436,713 239,944 119,666 AMB Institutional Alliance Fund II (5) 20% 70 7,964,444 498,161 245,056 193,486 AMB-AMS (8) 39% 32 1,891,934 115,852 49,159 30,130 AMB Institutional Alliance Fund III (9) 20% 57 7,219,725 743,322 421,290 333,156 Total Co-Investment Operating Joint Ventures 27% 353 35,902,928 2,451,231 1,281,827 925,809 Co-Investment Development Joint Ventures: AMB Partners II (6) 20% 4 478,880 34,654 6,016 4,765 AMB Institutional Alliance Fund II (5) 20% 1 108,640 9,332 — - AMB-AMS (8) 39% 1 279,431 30,155 13,984 8,597 AMB Institutional Alliance Fund III (9) 20% 1 179,400 6,312 — - Total Co-Investment Development Joint Ventures 27% 7 1,046,351 80,453 20,000 13,362 Total Co-Investment Consolidated Joint Ventures 27% 360 36,949,279 $2,531,684 $1,301,827 $939,171 Partners’ Share of Co-investment Joint Ventures Cash NOI (10) Net Income FFO Cash NOI (10) Net Income FFO For the quarter ended December 31, 2005 $59,480 $262,221 $39,547 $42,798 $173,200 $27,349 For the twelve months ended December 31, 2005 $210,088 $350,626 $150,323 $154,807 $224,292 $107,810 (1) For development properties, this represents estimated square feet at completion of development for committed phases of development and renovation projects. (2) Represents the book value of the property (before accumulated depreciation) owned by the joint venture entity and excludes net other assets. Development book values include uncommitted land. (3) JV partners’ share of debt is defined as total debt less the Company’s share of total debt. See Supplemental Financial Measures Disclosures for a discussion of why management believes the Company’s share of total debt is a useful supplemental measure for its management and investors, of ways to use this measure when assessing the Company’s financial performance, and the limitations of the measure as a measurement tool. (4) AMB Erie is a co-investment partnership formed in 1998 with the Erie Insurance Group. (5) AMB Institutional Alliance Fund II is a co-investment partnership with institutional investors, which invest through a private REIT. (6) AMB Partners II is a co-investment partnership formed in 2001 with the City and County of San Francisco Employees’ Retirement System. (7) AMB-SGP is a co-investment partnership formed in 2001 with GIC Real Estate Pte Ltd, the real estate investment subsidiary of the Government of Singapore Investment Corporation. (8) AMB-AMS is a co-investment partnership with three Dutch pension funds advised by Mn Services NV. (9) AMB Institutional Alliance Fund III is an open-ended co-investment partnership formed in 2004 with institutional investors, which invest through a private REIT. (10) See Supplemental Financial Measures Disclosures for a discussion of why management believes NOI is a useful supplemental measure for our management and investors, of ways to use this measure when assessing financial performance, and the limitations of the measure as a measurement tool. 23

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call OTHER CONSOLIDATED JOINT VENTURES As of December 31, 2005 (dollars in thousands) AMB’s Gross JV Partners’ Ownership Square Book Property Share Properties Market Percentage Feet Value (1) Debt of Debt (2) Other Industrial Operating Joint Ventures Various 92% 2,956,762 $244,787 $42,688 $3,329 Other Industrial Development Joint Ventures Various 73% 1,834,483 133,903 42,975 18,303 Total Other Industrial Consolidated Joint Ventures 86% 4,791,245 $378,690 $85,663 $21,632 (1) Represents the book value of the property (before accumulated depreciation) owned by the joint venture entity and excludes net other assets. Development book values include uncommitted land. (2) JV Partners’ Share of Debt is defined as total debt less the Company’s share of total debt. See Supplemental Financial Measures Disclosures for a discussion of why management believes the Company’s share of total debt is a useful supplemental measure for its management and investors, of ways to use this measure when assessing the Company’s financial performance, and the limitations of the measure as a measurement tool. 24

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call UNCONSOLIDATED JOINT VENTURES, MORTGAGE INVESTMENTS AND OTHER INVESTMENTS As of December 31, 2005 (dollars in thousands) AMB’s AMB’s AMB’s SquareNet Equity Ownership Share Unconsolidated Joint Ventures Market Feet Investment Percentage of Debt (1) Co-Investment Joint Ventures 1. AMB-SGP Mexico (2) Various, Mexico 1,892,407 $16,218 20% $12,809 2. AMB Japan Fund I (3) Various, Japan 1,201,698 10,112 20% 14,667 3,094,105 $26,330 20% $27,476 Total Co-Investment Joint Ventures 9,295,507 $41,520 52% $91,847 Other Industrial Operating Joint Ventures 50% Other Industrial Development Joint Ventures (4) 719,267 6,176 12,125 Total Unconsolidated Joint Ventures 13,108,879 $74,026 40% $131,448 Mortgage Mortgage and Loan Investments Market Maturity Receivable (6) Rate 1. Pier 1 (5) SF Bay Area May 2026 $12,821 13.0% 2. G.Accion Various November 2006 8,800 10.0% $21,621 AMB’s AMB’s Net Ownership Share Other Investments Market Property Type Investment Percentage of Debt (1) 1. Park One Los Angeles Parking Lot $75,498 100% $-2. G.Accion (7) Various Various 44,627 39% 29,672 3. IAT Air Cargo Facilities Income Fund (8) Canada Industrial 2,644 5% — $122,769 $29,672 (1) See Supplemental Financial Measures Disclosures for a discussion of why management believes the Company’s share of total debt is a useful supplemental measure for its management and investors, of ways to use this measure when assessing the Company’s financial performance, and the limitations of the measure as a measurement tool. (2) AMB-SGP Mexico is a co-investment partnership formed in 2004 with GIC Real Estate Pte Ltd, the real estate investment subsidiary of the Government of Singapore Investment Corporation. Includes $7.3 million of shareholder loans outstanding at December 31, 2005 between the Company and the co-investment partnership. (3) AMB Japan Fund I is a co-investment partnership formed in 2005 with institutional investors. (4) Square feet for development joint ventures represents estimated square feet at completion of development project. (5) AMB has a 0.1% unconsolidated equity interest (with a 33% economic interest) in this property and also has an option to purchase the remaining equity interest beginning January 1, 2007 and expiring December 31, 2009. (6) The Company holds inter-company loans that it eliminates in consolidations. (7) The Company has a 39% unconsolidated equity interest in G.Accion, a Mexican real estate company. G.Accion provides management and development services for industrial, retail, residential and office properties in Mexico. (8) The Company has an approximate 5% equity interest in IAT Air Cargo Facilities Income Fund, a public Canadian real estate income trust. 25

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call REPORTING DEFINITIONS Acquisition/non-recurring capex includes immediate building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard” or to stabilization. Also includes incremental building improvements and leasing costs that are incurred in an effort to substantially increase the revenue potential of an existing building. AMB’s share of total debt-to-AMB’s share of total book capitalization is calculated using the following definitions: AMB’s share of total debt is the pro rata portion of the total debt based on the Company’s percentage of equity interest in each of the consolidated or unconsolidated ventures holding the debt. AMB’s share of total book capitalization is defined as the Company’s share of total debt plus minority interests to preferred unitholders and limited partnership unitholders plus stockholders’ equity. AMB’s share of total debt-to-AMB’s share of total market capitalization is calculated using the following definitions: AMB’s share of total debt is the pro rata portion of the total debt based on the Company’s percentage of equity interest in each of the consolidated or unconsolidated ventures holding the debt. The Company’s definition of “total market capitalization” is total debt plus preferred equity liquidation preferences plus market equity. The Company’s definition of “AMB’s share of total market capitalization” is the Company’s share of total debt plus preferred equity liquidation preferences plus market equity. The Company’s definition of “market equity” is the total number of outstanding shares of the Company’s common stock and common limited partnership units multiplied by the closing price per share of its common stock as of December 31, 2005. AMB’s share of total market capitalization is defined by the Company as the Company’s share of total debt plus preferred equity liquidation preferences plus market equity. Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of a certain date, multiplied by 12. If free rent is granted, then the first positive rent value is used. Completion/Stabilization is generally defined as properties that are 90% leased or properties for which we have held a certificate of occupancy or building has been substantially complete for at least 12 months. Estimated stabilized yields on development and renovation projects are calculated from estimated annual NOI following occupancy stabilization divided by the estimated total investment, including Development Alliance Partner® earnouts (if triggered by stabilization) and associated carrying costs. Fixed charge coverage is adjusted EBITDA divided by total interest expense (including capitalized interest) plus preferred dividends and distributions. Interest coverage is adjusted EBITDA divided by total GAAP interest expense. Market equity is defined by the Company as the total number of outstanding shares of the Company’s common stock and common limited partnership units multiplied by the closing price per share of its common stock as of December 31, 2005. Occupancy percentage represents the percentage of total rentable square feet owned, which is leased, including month-to-month leases, as of the date reported. Space is considered leased when the tenant has either taken physical or economic occupancy. Percentage pre-leased represents the percentage of signed leases only. Preferred is defined by the Company, with respect to its capitalization ratios, as preferred equity liquidation preferences. Renovation projects represents projects where the acquired buildings are less than 75% leased and require significant capital expenditures (generally more than 10% — 25% of acquisition cost) to bring the buildings up to operating standards and stabilization (generally 90% occupancy). Recurring capital expenditures represents non-incremental building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.” Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant’s term. If free rent is granted, then the first positive full rent value is used as a point of comparison. The rental amounts exclude base stop amounts, holdover rent and premium rent charges. If either the previous or current lease terms are under 12 months, then they are excluded from this calculation. If the lease is the first in the unit (first generation) and there is no prior lease for comparison, then it is excluded from this calculation. Same store NOI growth is the change in the NOI (excluding straight-line rents) of the same store properties from the prior year reporting period to the current year reporting period. Same store properties include all properties that were owned as of the end of both the current and prior year reporting periods and excludes development properties for both the current and prior reporting periods. The same store pool is set annually and excludes properties purchased and developments stabilized after December 31, 2003. Same store pool includes Park One parking lot in Los Angeles, California. Second generation TIs and LCs per square foot are total tenant improvements, lease commissions and other leasing costs incurred during leasing of second generation space divided by the total square feet leased. Costs incurred prior to leasing available space are not included until such space is leased. Second generation space excludes newly developed square footage or square footage vacant at acquisition. Square feet owned represents 100% of the square footage of properties either owned directly by the Company or which the Company has a controlling interest in (e.g. consolidated joint ventures) and excludes square footage of development properties prior to completion. Stabilized GAAP cap rates rates are calculated as NOI, including straight-line rents, stabilized to market occupancy (generally 95%) divided by total acquisition cost. The total acquisition cost basis includes the initial purchase price, the effects of marking assumed debt to market, all due diligence and closing costs, SFAS 141 adjustments, planned immediate capital expenditures, leasing costs necessary to achieve stabilization and, if applicable, any estimated costs required to buy-out AMB’s joint venture partners. Tenant retention is the square footage of all leases renewed by existing tenants divided by the square footage of all expiring and renewed leases during the reporting period, excluding the square footage of tenants that default or buy-out prior to expiration of their lease, short-term tenants and the square footage of month-to-month leases. Total market capitalization is defined by the Company as total debt plus preferred equity liquidation preferences plus market equity. Value-added conversion project represents the repurposing of land or a building site for more valuable uses and may include such activities as rezoning, redesigning, reconstructing and retenanting. 26

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call SUPPLEMENTAL FINANCIAL MEASURES DISCLOSURES Adjusted EBITDA. The Company uses adjusted earnings before interest, tax, depreciation and amortization, or adjusted EBITDA, to measure both its operating performance and liquidity. The Company considers adjusted EBITDA to provide investors relevant and useful information because it permits fixed income investors to view income from its operations on an unleveraged basis before the effects of non-cash depreciation and amortization expense. By excluding interest expense, adjusted EBITDA allows investors to measure the Company’s operating performance independent of its capital structure and indebtedness and, therefore, allows for a more meaningful comparison of its operating performance between quarters as well as annual periods and to compare its operating performance to that of other companies, both in the real estate industry and in other industries. The Company considers adjusted EBITDA to be a useful supplemental measure for reviewing its comparative performance with other companies because, by excluding non-cash depreciation expense, adjusted EBITDA can help the investing public compare the performance of a real estate company to that of companies in other industries. As a liquidity measure, the Company believes that adjusted EBITDA helps fixed income and equity investors to analyze its ability to meet debt service obligations and to make quarterly preferred share and unit distributions. Management uses adjusted EBITDA in the same manner as the Company expects investors to when measuring the Company’s operating performance and liquidity; specifically when assessing its operating performance, and comparing that performance to other companies, both in the real estate industry and in other industries, and when evaluating its ability to meet debt service obligations and to make quarterly preferred share and unit distributions. The Company believes investors should consider adjusted EBITDA, in conjunction with net income (the primary measure of the Company’s performance) and the other required GAAP measures of its performance and liquidity, to improve their understanding of the Company’s operating results and liquidity, and to make more meaningful comparisons of the performance of its assets between periods and as against other companies. By excluding interest, taxes, depreciation and amortization when assessing the Company’s financial performance, an investor is assessing the earnings generated by the Company’s operations, but not taking into account the eliminated expenses incurred in connection with such operations. As a result, adjusted EBITDA has limitations as an analytical tool and should be used in conjunction with the Company’s required GAAP presentations. Adjusted EBITDA does not reflect the Company’s historical cash expenditures or future cash requirements for working capital, capital expenditures or contractual commitments. Adjusted EBITDA also does not reflect the cash required to make interest and principal payments on the Company’s outstanding debt. While adjusted EBITDA is a relevant and widely used measure of operating performance and liquidity, it does not represent net income or cash flow from operations as defined by GAAP and it should not be considered as an alternative to those indicators in evaluating operating performance or liquidity. Further, the Company’s computation of adjusted EBITDA may not be comparable to EBITDA reported by other companies. Company’s share of total debt. The Company’s share of total debt is the pro rata portion of the total debt based on its percentage of equity interest in each of the consolidated or unconsolidated ventures holding the debt. The Company believes that its share of total debt is a meaningful supplemental measure, which enables both management and investors to analyze its leverage and to compare its lev erage to that of other companies. In addition, it allows for a more meaningful comparison of its debt to that of other companies that do not consolidate their joint ventures. The Company’s share of total debt is not intended to reflect its actual liability should there be a default under any or all of such loans or a liquidation of the joint ventures. Interest coverage. The Company uses interest coverage to measure its liquidity. The Company considers interest coverage to provide investors relevant and useful information because it permits fixed income investors to measure the Company’s ability to meet its interest payments on outstanding debt. The Company’s computation of interest coverage may not be comparable to interest coverage reported by other companies. Fixed charge coverage. The Company uses fixed charge coverage to measure its liquidity. The Company considers fixed charge coverage to provide investors relevant and useful information because it permits fixed income investors to measure the Company’s ability to meet its interest payments on outstanding debt, make distributions to its preferred unitholders and pay dividends to its preferred shareholders. The Company’s computation of fixed charge coverage may not be comparable to fixed charge coverage reported by other companies. Funds From Operations (“FFO”). The Company believes that net income, as defined by GAAP, is the most appropriate earnings measure. However, the Company considers funds from operations, or FFO, as defined by NAREIT, to be a useful supplemental measure of its operating performance. FFO is defined as net income, calculated in accordance with GAAP, less gains (or losses) from dispositions of real estate held for investment purposes and real estate-related depreciation, and adjustments to derive the Company’s pro rata share of FFO of consolidated and unconsolidated joint ventures. Further, the Company does not adjust FFO to eliminate the effects of non-recurring charges. The Company believes that FFO, as defined by NAREIT, is a meaningful supplemental measure of its operating performance because historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time, as reflected through depreciation and amortization expenses. However, since real estate values have historically risen or fallen with market and other conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient. Thus, NAREIT created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. The Company believes that the use of FFO, combined with the required GAAP presentations, has been beneficial in improving the understanding of operating results of real estate investment trusts among the investing public and making comparisons of operating results among such companies more meaningful. The Company considers FFO to be a useful measure for reviewing comparative operating and financial performance because, by excluding gains or losses related to sales of previously depreciated operating real estate assets and real estate depreciation and amortization, FFO can help the investing public compare the operating performance of a company’s real estate between periods or as compared to other companies. While FFO is a relevant and widely used measure of operating performance of real estate investment trusts, it does not represent cash flow from operations or net income as defined by GAAP and should not be considered as an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO also does not consider the costs associated with capital expenditures related to the Company’s real estate assets nor is FFO necessarily indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO may not be comparable to FFO reported by other real estate investment trusts that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than the Company does. Net Operating Income (“NOI”). Net operating income is defined as rental revenue, including reimbursements, less property operating expenses, which excludes depreciation, amortization, general and administrative expenses and interest expense. The Company considers NOI to be an appropriate supplemental performance measure because NOI reflects the operating performance of the real estate portfolio. However, NOI should not be viewed as an alternative measure of financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, capital expenditures and leasing costs, or trends in development and construction activities that could materially impact results from operations. Further, NOI may not be comparable to that of other real estate investment trusts, as they may use different methodologies for calculating NOI. 27

SUPPLEMENTAL ANALYST PACKAGE Fourth Quarter Earnings Conference Call AMB PROPERTY CORPORATION CONTACTS Contact Name Title Phone E-mail Address Hamid R. Moghadam Chairman & Chief Executive Officer (415) 733-9401 hmoghadam@amb.com W. Blake Baird President and Director (415) 733-9407 bbaird@amb.com Michael A. Coke EVP, Chief Financial Officer (415) 733-9405 mcoke@amb.com Bruce H. Freedman EVP, Real Estate Operations (617) 619-9301 bfreedman@amb.com Guy F. Jaquier EVP, President, Europe and Asia (415) 733-9406 gjaquier@amb.com Eugene F. Reilly EVP, President, North America (617) 619-9333 ereilly@amb.com John T. Roberts, Jr. EVP, President, AMB Capital Partners (415) 733-9408 jroberts@amb.com Margan S. Mitchell VP, Corporate Communications (415) 733-9477 mmitchell@amb.com Evaleen G. Andamo Director, Investor Relations (415) 733-9565 eandamo@amb.com Corporate Headquarters Other Principal Office Locations Investor Relations AMB Property Corporation Amsterdam Shanghai Tel: (877) 285-3111 (toll-free) Pier 1, Bay 1 Boston Singapore Fax: (415) 394-9001 San Francisco, CA 94111 Chicago Tokyo E-mail: ir@amb.com Tel: (415) 394-9000 Los Angeles Vancouver Website: www.amb.com Fax: (415) 394-9001 28

Some of the information included in this supplemental analyst package and the conference call to be held in connection therewith contains forward-looking statements, such as those related to development and renovation projects (including stabilization dates, square feet at stabilization or completion, and total investment amounts), lease expirations and future business plans (such as property divestitures and financings), which are made pursuant to the safe-harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause our actual results to differ materially from those in the forward-looking statements, and you should not rely on the forward-looking statements as predictions of future events. The events or circumstances reflected in forward-looking statements might not occur. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We caution you not to place undue reliance on forward-looking statements, which reflect our analysis only and speak only as of the date of this report or the dates indicated in the statements. We assume no obligation to update or supplement forward-looking statements. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: defaults on or non-renewal of leases by tenants, increased interest rates and operating costs, our failure to obtain necessary outside financing, difficulties in identifying properties to acquire and in effecting acquisitions, our failure to successfully integrate acquired properties and operations, our failure to divest properties we have contracted to sell or to timely reinvest proceeds from any divestitures, risks and uncertainties affecting property development and construction (including construction delays, cost overruns, our inability to obtain necessary permits and public opposition to these activities), our failure to qualify and maintain our status as a real estate investment trust, environmental uncertainties, risks related to natural disasters, financial market fluctuations, changes in real estate and zoning laws, risks related to doing business internationally and increases in real property tax rates. Our success also depends upon economic trends generally, including interest rates, income tax laws, governmental regulation, legislation, population changes and certain other matters discussed under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Business Risks” and elsewhere in our annual report on Form 10-K for the year ended December 31, 2005.